Exhibit 99.2

Associated Estates Realty Corporation
First Quarter 2015
Earnings Release and Supplemental Financial Information

Cambridge at Buckhead
3432 Piedmont Road	Phone:	(866) 207-0948
Atlanta, GA 30305	Web Site:	cambridgeatbuckhead.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
First Quarter 2015
Supplemental Financial Information

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Associated Estates, its management or the proposed transaction between Associated Estates and Brookfield, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Associated Estates undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness and indebtedness incurred in connection with the transaction; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industry in which Associated Estates and Brookfield operate; effects of compliance with laws; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; any conditions imposed on the combined company in connection with consummation of the merger;  the failure to obtain approval of the merger by the shareholders of Associated Estates and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; changes in the economic climate in the markets in which Associated Estates owns and manages properties, including interest rates; the overall level of economic activity; the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by Associated Estates; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks; unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; losses resulting from property damage or personal injury that are not insured; results of litigation involving Associated Estates; the cost, disruption and diversion of management’s attention associated with campaigns commenced by activist investors seeking to influence Associated Estates to take particular actions favored by the activist or gain representation on Associated Estates’ Board of Directors; information security breaches and other disruptions that could compromise our information and expose us to business interruption, increased costs, liability and reputational damage; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results and the risks that are described from time to time in Associated Estates’ reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014, as such report may have been amended. This document speaks only as of its date, and Associated Estates disclaims any duty to update the information herein.

Associated Estates Realty Corporation
First Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS
FIRST QUARTER 2015 RESULTS
Operating FFO per Share of $0.29 In Line with Guidance

CLEVELAND - May 1, 2015 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today its financial results for the first quarter ended March 31, 2015.
Quarterly Results
Operating Funds from Operations (Operating FFO), which excludes $1.1 million of expenses incurred by the Company during the quarter related to the Land and Buildings activism campaign and a $444,000 gain recognized in conjunction with the acquisition of our joint venture partner’s interest in 5th and Huntington, was $0.29 per common share (diluted) for the quarter ended March 31, 2015 compared to Operating FFO of $0.30 per common share (diluted) for the quarter ended March 31, 2014. There were no FFO adjustments in the first quarter of 2014.
For the quarter ended March 31, 2015, net income applicable to common shares was $744,000, or $0.01 per common share (diluted), compared to net income applicable to common shares for the quarter ended March 31, 2014 of $42.1 million, or $0.73 per common share (diluted). The quarter over quarter decrease was driven by a $41.0 million gain associated with the sale of one property in the first quarter of 2014.
NOI for the quarter ended March 31, 2015 for the Company’s same community portfolio increased 2.8% compared to the quarter ended March 31, 2014. Revenue increased by 2.1% and property operating expenses increased by 1.2%. Average occupancy for the same community portfolio for the first quarter of 2015 was 95.2% compared to 96.1% for the first quarter of 2014. Average monthly revenue per occupied unit for the same community portfolio for the first quarter of 2015 was $1,287 compared to $1,249 in the first quarter of 2014, a 3.0% increase.
A reconciliation of net income to FFO and Operating FFO is included on page 10.
Transactional Activity
During the first quarter, the Company closed on the purchase of 1160 Hammond, a 345-unit property located in Atlanta, GA. The brand new property offers units with 10’ ceilings, kitchen islands, granite countertops, tiled backsplashes, upscale cabinets and plank-style flooring. The property also has 16,000 square feet of amenity space and a smoke-free policy for its apartment homes.
Subsequent to quarter end, on April 6, 2015, the Company closed on the sale of Clinton Place Apartments, a 202-unit property located in southeast Michigan. The market cap rate on the sale is 5.9%, which is calculated on trailing twelve months NOI after a 3% management fee and marking real estate taxes to market.

Associated Estates Realty Corporation
First Quarter Earnings
Outlook
Given the Company’s announcement on April 22, 2015 that it had entered into an agreement and plan of merger with an affiliate of a real estate fund managed by Brookfield Asset Management, the Company is not providing an outlook for the remainder of 2015 nor updating or affirming its previously issued guidance range for the full-year 2015 for EPS and Operating FFO per share.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three Months Ended March 31, 2015 and 2014
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended
	March 31,
	2015	2014
OPERATING INFORMATION
Total revenue	$48,243	$49,715
Property revenue (1)	$47,317	$49,150
Property management and construction services revenue	$315	$87
Net income applicable to common shares	$744	$42,116
Per share - basic	$0.01	$0.73
Per share - diluted	$0.01	$0.73
Funds from Operations (FFO) (2)	$16,054	$17,076
Operating FFO (2)	$16,723	$17,076
FFO per share - diluted	$0.28	$0.30
Operating FFO per share - diluted	$0.29	$0.30
Funds Available for Distribution (FAD) (2)	$16,286	$16,229
Dividends per share	$0.21	$0.19
Payout ratio - FFO	75.0%	63.3%
Payout ratio - Operating FFO	72.4%	63.3%
Payout ratio - FAD	75.0%	67.9%
General and administrative expense (excluding shareholder activism costs)	$5,407	$5,319
Shareholder activism costs	$1,113	$—
Development costs	$199	$330
Construction services expense	$203	$57
Personnel expense - allocated	$1,133	$1,163
Costs associated with acquisitions	$62	$86
Interest expense (3)	$5,625	$6,481
Capitalized interest	$1,365	$1,034
Interest coverage ratio (4)	3.00:1	3.09:1
Fixed charge coverage ratio (4)	3.00:1	3.09:1
General and administrative expense (excluding shareholder activism costs) to property revenue	11.4%	10.8%
Personnel - allocated as a percentage of property revenue	2.4%	2.4%
Interest expense to property revenue (3)	11.9%	13.2%
Property NOI (5)	$28,407	$29,782
Same Community revenue increase (6)	2.1%	3.1%
Same Community expense increase (6)	1.2%	5.2%
Same Community NOI increase (6)	2.8%	1.8%

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income. Prior periods exclude discontinued operations.

(2)	See page 10 for a reconciliation of net income to these non-GAAP measurements and page 19 for the Company's definition of these non-GAAP measurements.

(3)	Excludes amortization of financing fees of $489 for 2015 and $472 for 2014.

(4)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds if applicable.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 19 for a reconciliation of net income applicable to common shares to EBITDA and the Company's definition of EBITDA.

(5)	See page 20 for a reconciliation of net income to this non-GAAP measurement and the Company's definition of this non-GAAP measurement.

(6)	Same Community percentages for prior periods are as previously reported.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2015
(Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
	2015	2014
CAPITALIZATION DATA
Cash and cash equivalents	$6,952	$4,692
Cash held in escrow for 1031	$—	$43,295
Net real estate assets	$1,480,817	$1,381,427
Total assets	$1,526,515	$1,465,697

Debt	$826,587	$749,113
Noncontrolling interests	$350	$350
Total shareholders' equity attributable to AERC	$636,916	$647,226

Common shares outstanding	57,886	57,650
Share price, end of period	$24.68	$23.21

Total capitalization	$2,255,213	$2,087,170

Undepreciated book value of real estate assets (1)	$1,892,752	$1,778,637

Net debt to undepreciated book value of real estate assets (2)	43.3%	39.4%

Secured debt to undepreciated book value	14.9%	15.3%

Annual dividend	$0.84	$0.84

Annual dividend yield based on share price, end of period	3.4%	3.6%

(1)	Includes $55,084 and $54,800 of the Company's investment in unconsolidated entities at March 31, 2015 and December 31, 2014.

(2)	Net of cash and cash held in escrow for 1031 like kind exchange.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2015
(Unaudited)

		Number of
	Properties	Units	Average Age
PORTFOLIO INFORMATION
Company Portfolio:
Same Community:
Midwest	24	5,734	22
Mid-Atlantic	13	3,790	8
Southeast	6	1,648	17
Southwest	4	994	12
Total Same Community	47	12,166	16

Acquisitions	2	612	2
Development (1)	1	348	1
Held for Sale (2)	1	202	27
Total Owned Portfolio	51	13,328	15
Properties Under Development:
Consolidated:
Metro DC	1	140
Southern California	1	175
Unconsolidated:
Northern California	1	410
Southern California	1	472
Managed (under contract to acquire):
Central Florida	1	350
Southeast Florida	1	331
Total Company Portfolio	57	15,206

(1)	Reflects a 99-unit expansion to a community located in Dallas, Texas and a 249-unit development in Dallas, Texas.

(2)	Reflects a community sold on April 6, 2015.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
First Quarter 2015
(Unaudited; dollar amounts in thousands)

	March 31,	December 31,
	2015	2014
ASSETS
Real estate assets
Investment in real estate	$1,748,189	$1,650,256
Construction in progress	75,826	73,581
Less: Accumulated depreciation	(404,491)	(397,210)
Real estate held for sale, net of accumulated depreciation of $7,444	6,209	—
Net real estate owned	1,425,733	1,326,627
Investment in unconsolidated entities	55,084	54,800
Total net real estate	1,480,817	1,381,427
Cash and cash equivalents	6,952	4,692
Restricted cash	4,148	46,361
Other assets	34,598	33,217
Total assets	$1,526,515	$1,465,697

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$282,587	$272,613
Unsecured notes	250,000	250,000
Unsecured revolving credit facility	144,000	76,500
Unsecured term loan	150,000	150,000
Total debt	826,587	749,113
Accounts payable and other liabilities	62,662	69,008
Total liabilities	889,249	818,121

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized;
57,929,535 issued and 57,885,841 outstanding at March 31, 2015 and
57,708,675 issued and 57,649,609 outstanding at December 31, 2014, respectively	5,793	5,771
Paid-in capital	759,526	758,079
Accumulated distributions in excess of accumulated net income	(126,084)	(114,551)
Accumulated other comprehensive loss	(1,229)	(1,093)
Less: Treasury shares, at cost, 43,694 and 59,066 shares
at March 31, 2015 and December 31, 2014, respectively	(1,090)	(980)
Total shareholders' equity attributable to AERC	636,916	647,226
Noncontrolling interest	350	350
Total equity	637,266	647,576
Total liabilities and equity	$1,526,515	$1,465,697

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three Months Ended March 31, 2015 and 2014
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2015	2014
REVENUE
Property revenue	$47,317	$49,150
Office revenue	611	478
Property management and construction services revenue	315	87
Total revenue	48,243	49,715

EXPENSES
Property operating and maintenance	18,910	19,368
Depreciation and amortization	15,935	16,295
General and administrative	6,520	5,319
Development costs	199	330
Construction services	203	57
Costs associated with acquisitions	62	86
Total expenses	41,829	41,455
Operating income	6,414	8,260
Interest expense	(6,114)	(6,953)
Gain on change in control	444	—
Gain on disposition of properties	—	40,966
Net income	744	42,273
Allocation to participating securities	—	(157)
Net income applicable to common shares	$744	$42,116

Earnings per common share - basic:
Net income applicable to common shares - basic	$0.01	$0.73

Earnings per common share - diluted:
Net income applicable to common shares - diluted	$0.01	$0.73

Comprehensive income:
Net income	$744	$42,273
Other comprehensive income:
Change in fair value and reclassification of hedge instruments	(136)	(63)
Total comprehensive income	$608	$42,210

Weighted average shares outstanding - basic	57,612	57,362

Weighted average shares outstanding - diluted	58,225	57,833

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
Three Months Ended March 31, 2015 and 2014
(In thousands, except per share data)

		Three Months Ended
		March 31,
		2015	2014
CALCULATION OF FFO AND FAD
Net income		$744	$42,273

Add:	Depreciation - real estate assets	15,144	14,795
	Amortization of intangible assets	166	974
Less:	Gain on disposition of properties	—	(40,966)

	Funds from Operations (FFO) (1)	16,054	17,076

Add:	Shareholder activism costs	1,113	—
Less:	Gain on change in control	(444)	—

	Operating Funds from Operations (1)	16,723	17,076

Add:	Depreciation - other assets	625	526
	Amortization of deferred financing fees	489	472
Less:	Recurring fixed asset additions (2)	(1,551)	(1,845)
	Funds Available for Distribution (FAD) (1)	$16,286	$16,229

Weighted average shares outstanding - diluted (3)		58,225	57,833

PER SHARE INFORMATION:
FFO - diluted		$0.28	$0.30
Operating FFO - diluted		$0.29	$0.30
Dividends		$0.21	$0.19

Payout ratio - FFO		75.0%	63.3%
Payout ratio - Operating FFO		72.4%	63.3%
Payout ratio - FAD		75.0%	67.9%

(1)	See page 19 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)	The Company has excluded 42 stock options for the three months ended March 31, 2014, as their inclusion would be anti-dilutive.

Associated Estates Realty Corporation
Development Pipeline
As of March 31, 2015
(Unaudited; dollar amounts in thousands, except per unit data)
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Consolidated Current Developments

				Total
				Estimated	Cost		Estimated/Actual Dates for				Average	Commercial
Under		Ownership	Total	Capital	to	Total	Construction	Initial	Construction	Stabilized	Rent	Rent	%	%
Construction	Location	%	Units	Cost (1) (6)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Per Unit (3)	Per Month (5)	Leased	Occupied
Cantabria at Turtle Creek	Dallas, TX	100.0%	249	$55,904	$55,874	$36,335	Q2 2013	Q3 2014	Q1 2015	Q2 2015	$2,286	N/A	46.6%	43.0%

7001 Arlington at Bethesda	Bethesda, MD	98.1% (4)	140	$53,400	$49,639	$23,085	Q4 2012	Q2 2015	Q2 2015	Q3 2015	$2,781	$39,000	N/A	N/A

The Desmond on Wilshire	Los Angeles, CA	100.0%	175	$76,300	$51,474	$—	Q2 2013	Q3 2015	Q4 2015	Q1 2016	$3,338	N/A	N/A	N/A

Total			564	$185,604	$156,987	$59,420
Unconsolidated Current Developments

				Total
				Estimated	Cost	AEC		AEC	Estimated/Actual Dates for				Average	Commercial
Under		Ownership	Total	Capital	to	Investment	Total	Share	Construction	Initial	Construction	Stabilized	Rent	Rent	%	%
Construction	Location	%	Units	Cost (1) (6)	Date	to Date	Debt	of Debt	Start	Occupancy	Completion	Operations (2)	Per Unit (3)	Per Month (5)	Leased	Occupied
350 8th	San Francisco, CA	50.01%	410	$245,000	$97,528	$45,570	$—	$—	Q2 2014	Q4 2015	Q4 2016	Q1 2017	$3,837	$152,000	N/A	N/A

950 East Third	Los Angeles, CA	50.0%	472	$164,000	$40,272	$9,514	$—	—	Q3 2014	Q3 2016	Q1 2017	Q4 2017	$2,651	$66,000	N/A	N/A

Total			882	$409,000	$137,800	$55,084	$—	$—
Consolidated Future Development Pipeline - Unimproved Land

			Estimated
		Ownership	Number	Cost to
Name	Location	%	of Units (6)	Date
5th and Huntington	Monrovia, CA	100.0%	154	$16,546	(7)

Warner Center	Woodland Hills, CA	100.0%	379	$18,825

(1)	Total capital cost are calculated as if owned 100.0% by the Company and represent estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Reflects our projected stabilized rents. We expect to update these projections periodically to reflect market rents and rents achieved.

(4)	Ownership percentage based on current equity of the joint venture and is subject to change based on changes in total equity. Joint venture partner contribution is $350.

(5)	Based on 6,898 square feet of commercial space at 7001 Arlington at Bethesda, 40,000 square feet of commercial space at 350 8th and 19,700 square feet of commercial space at 950 East Third.

(6)	Based on current projections as of May 1, 2015.

(7)	Does not include the $444 gain on change in control related to the acquisition of our partner's interest.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Three Months Ended
	Estimated	March 31, 2015
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$3,050	$238
Maintenance personnel labor cost (2)		1,765	137
Total Operating Expenses Related to Repairs and Maintenance		4,815	375

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	154	12
Appliances	5	225	17
Building improvements (4)	14	(177)	(14)
Carpet and flooring	5	725	56
Furnishings	5	7	1
Office/Model	5	22	2
HVAC and mechanicals	15	191	15
Landscaping and grounds	14	48	4
Unit improvements	5	14	1
Total Recurring Capital Expenditures - Properties		1,209	94
Corporate capital expenditures		342	26
Total Recurring Capital Expenditures		1,551	120
Total Recurring Capital Expenditures and Repairs and Maintenance		$6,366	$495

Total Recurring Capital Expenditures		$1,551
Investment/Revenue Enhancing/Non-Recurring Expenditures (5)
Building improvements - unit upgrades	Various	762
Building improvements - other	20	170
Ground improvements	Various	2
Corporate capital expenditures	Various	221
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		1,155
Grand Total Capital Expenditures		$2,706

(1)	Calculated using weighted average units owned during the three months ended March 31, 2015 of 12,849.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 20 for the Company's definition of recurring fixed asset additions.

(4)	Includes $225 reversal of accrual reported at December 31, 2014.

(5)	See page 20 for the Company's definition of investment/revenue enhancing and/or non-recurring fixed asset additions.chong

Associated Estates Realty Corporation
General and Administrative Expense, Personnel Expense - Allocated, Construction Services,
Development and Property Management
For the Three Months Ended March 31, 2015 and 2014
(Unaudited; in thousands)

	Three Months Ended
	March 31,
	2015	2014
General and Administrative, Personnel - Allocated, Construction
Services, Development and Property Management
General and administrative expense (excluding shareholder activism costs)	$5,407	$5,319
Shareholder activism costs	1,113	—
General and administrative expense (1)	6,520	5,319
Personnel expense - allocated (2)	1,133	1,163
Total	7,653	6,482
Construction services revenue (1)	(224)	(66)
Construction services expense (1)	203	57
Construction services, net	(21)	(9)
Development costs (1)	199	330
Net development	178	321
Property management revenue (1)	(91)	(21)
Net overhead	$7,740	$6,782

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014

Property Revenue	$44,719	$44,388	$44,592	$44,272	$43,780
Property Operating and
Maintenance Expenses
Personnel - on site	3,655	3,307	3,393	3,541	3,481
Personnel - allocated	1,071	1,045	1,052	1,047	1,036
Advertising	385	457	491	452	491
Utilities	2,091	2,078	2,101	1,864	2,043
Repairs and maintenance	2,872	2,064	2,701	2,816	2,658
Real estate taxes and insurance	6,365	5,997	6,022	6,163	6,569
Other operating	1,024	1,038	1,017	918	977
Total Expenses	17,463	15,986	16,777	16,801	17,255

Property Net Operating Income	$27,256	$28,402	$27,815	$27,471	$26,525

Operating Margin	61.0%	64.0%	62.4%	62.1%	60.6%

Personnel - Allocated as a
Percentage of Property Revenue	2.4%	2.4%	2.4%	2.4%	2.4%

Total Number of Units	12,166	12,166	12,166	12,166	12,166

Property NOI Per Unit	$2,240	$2,335	$2,286	$2,258	$2,180

Monthly Property Revenue
Per Occupied Unit	$1,287	$1,289	$1,288	$1,261	$1,249

Average Occupancy (1)	95.2%	94.3%	94.8%	96.2%	96.1%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of March 31, 2015 and 2014
(Unaudited)

			Property Revenue per			Average		Turnover
			Occupied Unit			Occupancy (1)		Ratio (2)
	No. of	Average	Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age (3)	2015	2014	Change	2015	2014	2015	2014
Midwest Properties
Indianapolis	836	19	$990	$944	4.9%	95.1%	97.9%	43.5%	36.4%
Southeast Michigan	1,576	22	1,058	1,023	3.4%	94.9%	96.3%	33.5%	43.9%
Western Michigan	438	24	950	916	3.7%	96.9%	97.6%	48.4%	48.4%
Central Ohio	1,581	24	1,031	1,005	2.6%	95.2%	95.8%	41.0%	46.8%
Northeast Ohio	1,303	20	1,240	1,186	4.6%	94.1%	95.6%	55.6%	46.4%
Total Midwest	5,734	22	1,074	1,036	3.7%	94.9%	96.3%	43.2%	44.5%

Mid-Atlantic Properties
Metro DC	250	7	2,117	2,118	—%	95.0%	94.6%	59.2%	48.0%
Charlotte	295	7	1,401	1,343	4.3%	94.2%	94.3%	65.1%	84.1%
Raleigh-Durham	1,109	6	1,269	1,238	2.5%	97.2%	95.7%	42.6%	44.4%
Northern Virginia	1,272	10	1,622	1,638	(1.0)%	95.7%	95.9%	42.1%	44.3%
Southeast Virginia	864	9	1,244	1,228	1.3%	95.1%	95.5%	53.2%	47.2%
Total Mid-Atlantic	3,790	8	1,448	1,436	0.8%	95.8%	95.6%	47.7%	48.3%

Southeast Properties
Southeast Florida	1,294	16	1,653	1,554	6.4%	95.2%	96.3%	62.4%	45.7%
Atlanta	354	23	1,215	1,130	7.5%	94.7%	96.6%	50.8%	50.8%
Total Southeast	1,648	17	1,558	1,463	6.5%	95.1%	96.4%	60.0%	46.8%

Southwest Properties
Dallas	994	12	1,453	1,409	3.1%	94.4%	96.4%	45.9%	45.1%
Total Southwest	994	12	1,453	1,409	3.1%	94.4%	96.4%	45.9%	45.1%

Total/Average Same Community	12,166	16	$1,287	$1,249	3.0%	95.2%	96.1%	47.1%	46.1%

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(3)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended March 31, 2015 and December 31, 2014
(Unaudited, in thousands, except unit totals)

		Q1	Q4	Q1	Q4			Q1	Q4			Q1	Q4
		2015	2014	2015	2014			2015	2014			2015	2014
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	95.1%	95.3%	$2,359	$2,375	$(16)	(0.7)%	908	$857	51	6.0%	1,451	$1,518	(67)	(4.4)%
Southeast Michigan	1,576	94.9%	94.3%	4,752	4,723	29	0.6%	1,874	1,659	215	13.0%	2,878	3,064	(186)	(6.1)%
Western Michigan	438	96.9%	95.0%	1,209	1,191	18	1.5%	498	430	68	15.8%	711	761	(50)	(6.6)%
Central Ohio	1,581	95.2%	93.8%	4,651	4,623	28	0.6%	1,943	1,769	174	9.8%	2,708	2,854	(146)	(5.1)%
Northeast Ohio	1,303	94.1%	93.2%	4,561	4,528	33	0.7%	1,827	1,492	335	22.5%	2,734	3,036	(302)	(9.9)%
	5,734	94.9%	94.1%	17,532	17,440	92	0.5%	7,050	6,207	843	13.6%	10,482	11,233	(751)	(6.7)%
Mid-Atlantic Properties
Metro DC	250	95.0%	95.9%	1,509	1,506	3	0.2%	512	477	35	7.3%	997	1,029	(32)	(3.1)%
Charlotte	295	94.2%	94.7%	1,168	1,195	(27)	(2.3)%	424	367	57	15.5%	744	828	(84)	(10.1)%
Raleigh-Durham	1,109	97.2%	95.4%	4,105	4,076	29	0.7%	1,348	1,229	119	9.7%	2,757	2,847	(90)	(3.2)%
Northern Virginia	1,272	95.7%	94.9%	5,923	5,966	(43)	(0.7)%	2,022	1,819	203	11.2%	3,901	4,147	(246)	(5.9)%
Southeast Virginia	864	95.1%	94.8%	3,065	3,059	6	0.2%	1,084	971	113	11.6%	1,981	2,088	(107)	(5.1)%
	3,790	95.8%	95.1%	15,770	15,802	(32)	(0.2)%	5,390	4,863	527	10.8%	10,380	10,939	(559)	(5.1)%
Southeast Properties
Southeast Florida	1,294	95.2%	94.4%	6,108	5,921	187	3.2%	2,457	2,376	81	3.4%	3,651	3,545	106	3.0%
Atlanta	354	94.7%	96.1%	1,222	1,235	(13)	(1.1)%	478	516	(38)	(7.4)%	744	719	25	3.5%
	1,648	95.1%	94.7%	7,330	7,156	174	2.4%	2,935	2,892	43	1.5%	4,395	4,264	131	3.1%
Southwest Properties
Dallas	994	94.4%	92.2%	4,087	3,990	97	2.4%	2,088	2,024	64	3.2%	1,999	1,966	33	1.7%
	994	94.4%	92.2%	4,087	3,990	97	2.4%	2,088	2,024	64	3.2%	1,999	1,966	33	1.7%
Total Same Community	12,166	95.2%	94.3%	44,719	44,388	331	0.7%	17,463	15,986	1,477	9.2%	27,256	28,402	(1,146)	(4.0)%
Acquisitions (2)
Atlanta	345	40.8%	N/A	239	—	239	N/A	218	—	218	N/A	21	—	21	N/A
Charlotte	267	96.4%	96.0%	974	960	14	1.5%	278	293	(15)	(5.1)%	696	667	29	4.3%
Development
Metro DC (3)	—	N/A	N/A	1	—	1	N/A	77	38	39	N/A	(76)	(38)	(38)	N/A
Dallas (4) (5)	348	95.7%	58.0%	869	546	323	N/A	645	404	241	N/A	224	142	82	N/A
Properties owned at 3/31 (6)	13,126	91.8%	93.7%	46,802	45,894	908	2.0%	18,681	16,721	1,960	11.7%	28,121	29,173	(1,052)	(3.6)%
Dispositions/Held for Sale (7)	1,411			515	1,551			229	706			286	845
Total	14,537			$47,317	$47,445			$18,910	$17,427			$28,407	$30,018

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Pre-leasing and administrative costs for our 140-unit 7001 Arlington at Bethesda development.

(4)	Includes revenue of $508 and $203 for Q1 and Q4, respectively and administrative costs of $492 and $255 for Q1 and Q4, respectively for our 249-unit Cantabria development in Dallas.

(5)	Average Occupancy numbers exclude our 249-unit Cantabria development, which had not yet reached stabilization as of March 31, 2015.

(6)	Excludes 202-unit community held for sale at March 31, 2015.

(7)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations.

Associated Estates Realty Corporation
First Quarter Property Revenue, Operating Expenses and Net Operating Income (NOI)
For the Three Months Ended March 31, 2015 and 2014
(Unaudited; in thousands, except unit totals)

		Q1	Q1	Q1	Q1			Q1	Q1			Q1	Q1
		2015	2014	2015	2014			2015	2014			2015	2014
	No. of	Average	Average			Incr/	%			Incr/	%			Incr/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decr)	Change	Expenses	Expenses	(Decr)	Change	NOI	NOI	(Decr)	Change
Same Community
Midwest Properties
Indianapolis	836	95.1%	97.9%	$2,359	$2,319	$40	1.7%	$908	$855	$53	6.2%	$1,451	$1,464	$(13)	(0.9)%
Southeast Michigan	1,576	94.9%	96.3%	4,752	4,659	93	2.0%	1,874	1,825	49	2.7%	2,878	2,834	44	1.6%
Western Michigan	438	96.9%	97.6%	1,209	1,175	34	2.9%	498	520	(22)	(4.2)%	711	655	56	8.5%
Central Ohio	1,581	95.2%	95.8%	4,651	4,566	85	1.9%	1,943	1,983	(40)	(2.0)%	2,708	2,583	125	4.8%
Northeast Ohio	1,303	94.1%	95.6%	4,561	4,435	126	2.8%	1,827	1,758	69	3.9%	2,734	2,677	57	2.1%
	5,734	94.9%	96.3%	17,532	17,154	378	2.2%	7,050	6,941	109	1.6%	10,482	10,213	269	2.6%
Mid-Atlantic Properties
Metro DC	250	95.0%	94.6%	1,509	1,502	7	0.5%	512	508	4	0.8%	997	994	3	0.3%
Charlotte	295	94.2%	94.3%	1,168	1,120	48	4.3%	424	411	13	3.2%	744	709	35	4.9%
Raleigh-Durham	1,109	97.2%	95.7%	4,105	3,945	160	4.1%	1,348	1,322	26	2.0%	2,757	2,623	134	5.1%
Northern Virginia	1,272	95.7%	95.9%	5,923	5,996	(73)	(1.2)%	2,022	2,024	(2)	(0.1)%	3,901	3,972	(71)	(1.8)%
Southeast Virginia	864	95.1%	95.5%	3,065	3,042	23	0.8%	1,084	1,056	28	2.7%	1,981	1,986	(5)	(0.3)%
	3,790	95.8%	95.6%	15,770	15,605	165	1.1%	5,390	5,321	69	1.3%	10,380	10,284	96	0.9%
Southeast Properties
Southeast Florida	1,294	95.2%	96.3%	6,108	5,810	298	5.1%	2,457	2,484	(27)	(1.1)%	3,651	3,326	325	9.8%
Atlanta	354	94.7%	96.6%	1,222	1,160	62	5.3%	478	493	(15)	(3.0)%	744	667	77	11.5%
	1,648	95.1%	96.4%	7,330	6,970	360	5.2%	2,935	2,977	(42)	(1.4)%	4,395	3,993	402	10.1%
Southwest Properties
Dallas	994	94.4%	96.4%	4,087	4,051	36	0.9%	2,088	2,016	72	3.6%	1,999	2,035	(36)	(1.8)%
	994	94.4%	96.4%	4,087	4,051	36	0.9%	2,088	2,016	72	3.6%	1,999	2,035	(36)	(1.8)%
Total Same Community	12,166	95.2%	96.1%	44,719	43,780	939	2.1%	17,463	17,255	208	1.2%	27,256	26,525	731	2.8%
Acquisitions (2)
Atlanta	345	40.8%	N/A	239	—	239	N/A	218	—	218	N/A	21	—	21	N/A
Charlotte	267	96.4%	N/A	974	—	974	N/A	278	—	278	N/A	696	—	696	N/A
Development
Metro DC (3)	—	N/A	N/A	1	—	1	N/A	77	—	77	N/A	(76)	—	(76)	N/A
Dallas (4) (5)	348	95.7%	83.5%	869	291	578	198.6%	645	104	541	520.2%	224	187	37	19.8%
Properties owned at 3/31 (6)	13,126	93.4%	96.0%	46,802	44,071	2,731	6.2%	18,681	17,359	1,322	7.6%	28,121	26,712	1,409	5.3%
Dispositions/Held for Sale (7)	1,411			515	5,079			229	2,009			286	3,070
Total	14,537			$47,317	$49,150			$18,910	$19,368			$28,407	$29,782

(1)	Is defined as the average number of units occupied during the quarter divided by total number of units.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

(3)	Pre-leasing and administrative costs for our 140-unit 7001 Arlington at Bethesda development.

(4)	Includes revenue of $508 for 2015, and administrative costs of $492 for 2015, for our 249-unit Cantabria development in Dallas.

(5)	Average Occupancy numbers exclude our 249-unit Cantabria development which had not yet reached stabilization as of March 31, 2015.

(6)	Excludes 202-unit community held for sale at March 31, 2015.

(7)	Effective Q1 2014 for the Company, per ASU No. 2014-08, only disposals representing a major strategic shift in operations will be presented as discontinued operations

Associated Estates Realty Corporation
Debt Structure
As of March 31, 2015
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	March 31, 2015	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$223,167	27.0%	4.8%
Unsecured - notes	250,000	30.3%	4.4%
Total Fixed Rate Debt	473,167	57.3%	4.6%

Variable Rate Debt Swapped to Fixed:
Unsecured - term loan (1) (2)	125,000	15.1%	2.7%
Unsecured - term loan (3)	25,000	3.0%	1.6%
Total Variable Rate Debt Swapped to Fixed	150,000	18.1%	2.4%

Variable Rate Debt Unhedged:
Secured	59,420	7.2%	1.5%
Unsecured - revolver	144,000	17.4%	1.5%
Total Variable Rate Debt Unhedged	203,420	24.6%	1.5%

TOTAL DEBT	$826,587	100.0%	3.5%

Interest coverage ratio (4)	3.00:1
Fixed charge coverage ratio (4)	3.00:1
Weighted average maturity	4.7 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2015	$19,461	$—	$19,461
2016	100,268	—	100,268
2017	—	144,000	144,000
2018	47,591	—	47,591
2019	11,949	—	11,949
Thereafter	103,318	400,000	503,318
TOTAL	$282,587	$544,000	$826,587

(1)
The Company entered into a forward starting swap in December 2011 fixing the rate beginning in June 2013 until June 2016 at a rate of 1.26% plus the credit spread which was 1.40% as of March 31, 2015, or an all-in rate of 2.66%. Additionally, the Company entered into a forward starting swap in April 2013 fixing the rate beginning June 2016 at a rate of 1.55% plus the credit spread which was 1.40% as of March 31, 2015, or an all-in rate of 2.95% until January 2018.

(2)
The Company entered into a forward starting swap in January 2015 fixing the rate beginning January 2018 at a rate of 1.75% plus the credit spread which was 1.40% as of March 31, 2015, or an all-in rate of 3.15% until the loan matures in January 2020.

(3)
The Company entered into a forward starting swap in January 2015 fixing the rate beginning January 2016 at a rate of 1.42% plus the credit spread which was 1.40% as of March 31, 2015, or an all-in rate of 2.82% until the loan matures in January 2020.

(4)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits if applicable. Individual line items in this calculation include results from discontinued operations where applicable.  See page 19 for a reconciliation of net income available to common shares to EBITDA and the Company's definition of EBITDA.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, and excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Operating FFO
We define Operating FFO as FFO, as defined above, excluding $1,113 of shareholder activism costs and the $444 gain on change in control for the three months ended March 31, 2015. The shareholder activism costs are included in general and administrative expense in the Company's Consolidated Statement of Operations and Comprehensive Income. We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land, depreciation on real estate assets and amortization of intangible assets.  Unlike FFO, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income applicable to common shares to EBITDA.

	Three Months Ended
	March 31,
(In thousands)	2015	2014

Net income applicable to common shares	$744	$42,116
Allocation to participating securities	—	157
Interest expense	6,114	6,953
Depreciation and amortization	15,935	16,295
Gain on change in control	(444)	—
Gain on disposition of properties	—	(40,966)
Income taxes	103	103

Total EBITDA	$22,452	$24,658

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income attributable to AERC.

	Three Months Ended
	March 31,
(In thousands)	2015	2014

Property NOI	$28,407	$29,782
Office NOI	611	478
Property management and construction services NOI	112	30
Depreciation and amortization	(15,935)	(16,295)
General and administrative expense (including shareholder activism costs)	(6,520)	(5,319)
Development costs	(199)	(330)
Costs associated with acquisitions	(62)	(86)
Interest expense	(6,114)	(6,953)
Gain on change in control	444	—
Gain on disposition of properties	—	40,966
Net income	$744	$42,273
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.